EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”), dated as of May 14, 2013, is entered into by and among COMPRESSCO PARTNERS, L.P., a Delaware limited partnership (“Compressco Partners”), COMPRESSCO PARTNERS OPERATING, LLC, a Delaware limited liability company (“Compressco Operating”) and COMPRESSCO PARTNERS SUB, INC., a Delaware corporation (“Compressco Sub” and together with Compressco Partners and Compressco Operating, the “Borrowers” and each a “Borrower”), the other Loan Parties party hereto, and JPMORGAN CHASE BANK, N.A. (the “Lender”).

RECITALS

A.                 Borrowers, the other parties signatory thereto as “Loan Parties” (each individually, a “Loan Party” and collectively, the “Loan Parties”),  and Lender have entered into that certain Credit Agreement, dated as of June 24, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.                 Additionally, to secure the Secured Obligations, Borrowers, the other Loan Parties signatory thereto and Lender have entered into that certain Pledge and Security Agreement, dated as of June 24, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

C.                 Borrowers and the other Loan Parties have requested that Lender amend the Credit Agreement and the Security Agreement as provided herein, and Lender is willing to amend the Credit Agreement and the Security Agreement pursuant to the terms and conditions set forth herein.

D.                 Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Credit Agreement, the Security Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                   Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

(a)                The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Commitment” means the commitment of the Lender to make Loans and issue Letters of Credit hereunder, as such commitment may be increased or reduced from time to time pursuant to Section 2.08.  The amount of the Commitment as of the Second Amendment Effective Date is $40,000,000.

(b)                The definition of “Specified Reserve” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Specified Reserve” means an amount equal to $6,000,000.

(c)                Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“Second Amendment Effective Date” means May 14, 2013.

(d)                Section 5.01(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c) to the extent Availability is less than $8,000,000 as of the last day of any fiscal month, within 20 days after the end of such fiscal month of Compressco Partners, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Compressco Partners and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal quarter-end adjustments and normal year-end audit adjustments and the absence of footnotes;

(e)                Section 5.01(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(g) as soon as available but in any event (i) so long as Exposure equals $0 at all times during such calendar quarter, within 30 days after the end of each calendar quarter, a Borrowing Base Certificate and supporting information in connection therewith as of the end of such calendar quarter, (ii) so long as Exposure is greater than $0 at any time during any calendar month and Availability is greater than $8,000,000 at all times during such calendar month, within 20 days after the end of each calendar month, a Borrowing Base Certificate and supporting information in connection therewith as of the end of such calendar month and (iii) so long as Exposure is greater than $0 at any time during any calendar week and Availability is less than or equal to $8,000,000 at any time during such calendar week, within three Business Days after the end of each calendar week, a Borrowing Base Certificate (limited to a roll-forward of Accounts) as of the end of such calendar week, in each case, together with any additional reports with respect to the Borrowing Base as the Lender may reasonably request;

(f)                 The first sentence of Section 5.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

At any time that the Lender requests, the Borrowers will, and will cause each Subsidiary to, provide the Lender with appraisals or updates thereof of their Inventory and Service and Rental Compressor Fleet Equipment from an appraiser selected and engaged by the Lender, and prepared on a basis satisfactory to the Lender, such appraisals and updates to include, without limitation, information required by applicable law and regulations; provided, however, that if (a) no Event of Default has occurred and is continuing, one such appraisal per calendar year shall be at the sole expense of the Borrowers and (b) no Event of Default has occurred and is continuing and so long as Availability is an amount less than $8,000,000 at any time during any calendar year or any portion thereof, two such appraisals per calendar year shall be at the sole expense of the Borrowers.

(g)                The second sentence of Section 6.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Relevant Date” means each of (i) the last day of the fiscal quarter ending immediately preceding any date on which Availability is less than $8,000,000 and (ii) the last day of each fiscal quarter from and after any date on which Availability is less than $8,000,000 until Availability has been greater than $8,000,000 for a period of 90 consecutive days and there is no Default that has occurred and is continuing.

2.                   Amendments to Security Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Security Agreement shall be amended in the manner provided in this Section 2.

(a)                Section 7.1(c) of the Security Agreement is hereby amended and restated to read in its entirety as follows:

(c) On each day on which Availability is greater than $8,000,000, and so long as no Event of Default has occurred and is continuing, each bank maintaining a Lock Box shall be under standing instructions issued pursuant to the Lock Box Agreement to sweep all funds deposited into such Lock Box into an account of the relevant Grantor (which shall be a Collateral Deposit Account) specified in such instructions.  On each day on which Availability is equal to or less than $8,000,000, or upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right to issue instructions to each bank maintaining a Lock Box or a Collateral Deposit Account to sweep all funds deposited into such Lock Box or such Collateral Deposit Account into a collection account maintained with the Lender (the “Collection Account”).  The Lender shall hold and apply funds received into the Collection Account as provided by the terms of Section 7.3.

(b)                Section 7.3 of the Security Agreement is hereby amended and restated to read in its entirety as follows:

7.3 Application of Proceeds; Deficiency.  All amounts deposited in the Collection Account pursuant to Section 7.1(c) shall be deemed received by the Lender in accordance with Section 2.17 of the Credit Agreement and shall, after having been credited to the Collection Account, be applied (and allocated) by Lender in accordance with Section 2.09(b) of the Credit Agreement; provided, however, that so long as no Event of Default shall have occurred and be continuing, such funds shall be applied only to the extent necessary to cause Availability to exceed $8,000,000.  Any remaining proceeds of the Collateral received into the Collection Account shall be deposited by the Lender into a Collateral Deposit Account specified by such Grantor; provided, that if an Event of Default shall have occurred and be continuing, such proceeds shall be applied in the order set forth in Section 2.17(b) of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct.  The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by the Lender or any Lender to collect such deficiency.

3.                   Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the amendments to the Security Agreement set forth in Section 2 of this Amendment shall be effective on the date that all of the conditions set forth in this Section 3 have been satisfied.

(a)                Amendment.  Lender shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)                Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c)                Closing Fee.  The Borrowers shall have paid to the Lender a closing fee in an amount equal to $60,000.  The entire closing fee shall be deemed fully earned by the Lender and shall be due and payable in full on the date hereof.  Upon payment of such closing fee and the satisfaction of all other conditions precedent set forth in this Section 3, the Borrowers shall be entitled to a credit in the amount of $30,000 against the closing fees payable to JPMorgan Chase Bank, N.A. in connection with the consummation of any amendment to, or amendment and restatement of, the Credit Agreement within 12 months after the date hereof but in no event shall any such credit result in a refund of any of the amounts paid on the date hereof.

(d)                Certificates and Resolutions.  Each Loan Party shall have delivered to Lender a secretary’s certificate (or substantively similar document acceptable to Lender) which shall include, either directly or by incorporated attachments, (a) certifications as to the incumbency of such Loan Party’s officers, together with specimen signatures of those officers who will have the authority to execute documents on behalf of such Loan Party and (b) true and complete copies of (i) such Loan Party’s articles or certificate of incorporation, organization, or formation; (ii) such Loan Party’s bylaws, operating agreement, partnership agreement or other Organizational Documents, (iii) resolutions of the appropriate governing body or board authorizing the execution of this Amendment and the transactions contemplated hereby and (iv) a good standing or similar certificate with respect to such Loan Party issued by the appropriate governing body in such Loan Party’s state of incorporation, organization, or formation.

(e)                Other Required Documentation.  Lender shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

4.                   Representations and Warranties.Borrower and each other Loan Party represents and warrants as follows:

(a)                Authority.  Each Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party.  The execution, delivery, and performance by each Borrower and each other Loan Party of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower or such Loan Party.

(b)                Enforceability.  This Amendment has been duly executed and delivered by each Borrower and each other Loan Party.  This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid, and binding obligation of each Borrower and each other Loan Party, enforceable against each Borrower and each other Loan Party in accordance with its terms, and is in full force and effect.

(c)                Representations and Warranties.  The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof in all material respects without duplication of any materiality qualifier contained therein as though made on and as of the date hereof.

(d)                No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

5.                   Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of Texas, without regard to conflict of laws principles thereof.

6.                   Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

7.                   Reference to and Effect on the Loan Documents.

(a)                Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)                Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to the Lender, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.                   Estoppel.  To induce Lender to enter into this Amendment and to induce Lender to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Lender with respect to the Obligations.

9.                   Integration.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

10.              Severability.  In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality , and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

COMPRESSCO PARTNERS, L.P.

By:Compressco Partners GP Inc., its general partner

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

COMPRESSCO PARTNERS OPERATING, LLC

By:Compressco Partners, L.P., its sole member

By: Compressco Partners GP Inc., its general partner

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

COMPRESSCO PARTNERS SUB, INC.

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

LOAN PARTIES:

COMPRESSCO HOLDINGS, LLC

By:Compressco Partners Operating, LLC, its sole member

By:Compressco Partners, L.P., its sole member

By: Compressco Partners GP Inc., its general partner

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

Signature Page

COMPRESSCO LEASING, LLC

By:Compressco Partners Operating, LLC, its sole member

By:Compressco Partners, L.P., its sole member

By: Compressco Partners GP Inc., its general partner

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

COMPRESSCO FIELD SERVICES INTERNATIONAL, LLC

By:Compressco Partners Operating, LLC, its sole member

By:Compressco Partners, L.P., its sole member

By: Compressco Partners GP Inc., its general partner

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

COMPRESSCO INTERNATIONAL, LLC

By:Compressco Partners Operating, LLC, its sole member

By:Compressco Partners, L.P., its sole member

By: Compressco Partners GP Inc., its general partner

By:/s/James Rounsavall

Name:James Rounsavall

Title:Chief Financial Officer

Signature Page

JPMORGAN CHASE BANK, N.A.

By: /s/Andrew Ray
Name: Andrew Ray
Title: Vice President

Signature Page